WELLS FARGO VARIABLE TRUST

Corporate Bond Fund

Amendment dated April 8, 2003
to the Combined Prospectus dated May 1, 2002, as supplemented May 13, 2002, and the Stand-Alone Prospectus dated May 1, 2002

This amendment contains important information for shareholders about matters recently approved by the Board of Trustees (the "Board") of Wells Fargo Variable Trust affecting the Corporate Bond Fund (the "Fund"). At its February 4, 2003 regular meeting, the Board approved changes to the Fund's name, investment objective and certain of the Fund's non-fundamental investment policies, as well as changes to the Fund's portfolio management team. These changes will be effective May 1, 2003.

The resulting changes to the combined and stand-alone prospectuses for the Fund are described below:

1. References throughout the combined and stand-alone prospectuses to the "Corporate Bond Fund" are replaced with references to the "Total Return Bond Fund," the new name for the Fund.

2. The investment objective of the Fund described in the "Variable Trust Funds Overview" section in the combined prospectus and the "Variable Trust Corporate Bond Fund Overview" section in the stand-alone prospectus is replaced with the following:

Seeks total return consisting of income and capital appreciation.

3. The principal strategies of the Fund described in the "Variable Trust Funds Overview" section in the combined prospectus and the "Variable Trust Corporate Bond Fund Overview" section in the stand-alone prospectus are replaced with the following:

We invest principally in investment-grade debt securities, which include U.S. Government obligations, corporate bonds, asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5-1/2 years.

4. The "Specific Risks" sub-section for the Fund described in the "Summary of Important Risks" section in the combined prospectus is replaced with the following:

The Fund is primarily subject to the "Debt Securities" risks described under "Common Risks for the Funds" on page 6. The Fund may invest in foreign obligations which may be subject to additional risks, such as those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards. The Fund also may invest in mortgage- and other asset-backed securities which may not be guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on the portfolio. Asset-backed securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

5. The "Fund Specific Risks" sub-section of the "Summary of Important Risks" section in the Fund's stand-alone prospectus is replaced with the following:

The Fund may invest in foreign obligations which may be subject to additional risks, such as those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards. The Fund also may invest in mortgage- and other asset-backed securities which may not be guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on the portfolio. Asset-backed securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

6. The Fund's individual description is replaced with the following:

Portfolio Managers: William Stevens; Marie Chandoha

Investment Objective
The Total Return Bond Fund seeks total return consisting of income and capital appreciation.

Investment Strategies
We invest in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, asset-backed securities and money market instruments. We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. Under normal circumstances, we expect to maintain an overall effective duration between 4 and 5-1/2 years.

Permitted Investments
Under normal circumstances, we invest:

-    at least 80% of the Fund's assets in bonds;
-    at least 80% of total assets in investment-grade debt securities;
-    up to 25% of total assets in asset-backed securities; and
-    up to 20% of total assets in dollar-denominated obligations of foreign issuers.

Important Risk Factors
The Fund is primarily subject to the "Debt Securities" risks described in the "Summary of Important Risks" section on page 6. Foreign obligations may be subject to additional risks, such as those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes and potentially less stringent investor protection and disclosure standards. Mortgage- and other asset backed securities may not be guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on the portfolio. Asset-backed securities are also subject to risk of default on the underlying assets, particularly during periods of economic downturn.

You should consider these risks along with the "Additional Strategies and General Investment Risks" section. These considerations are all important to your investment choice.

7. The "Additional Strategies and General Investment Risks" section in the combined and the stand-alone prospectuses is supplemented by removing the last bullet point relating to the risks associated with the Fund's investment in below investment-grade debt securities.

8. The "Investment Practice/Risk" grid in the "Additional Strategies and General Investment Risks" section in the combined and stand-alone prospectuses is supplemented by removing "High Yield Securities", "Loan Participations" and "Stripped Obligations" investment practices and adding, in the combined prospectus, a bullet point for "Options." The "Investment Practice/Risk" grid in the "Additional Strategies and General Investment Risks" section in the stand-alone prospectus is further supplemented by adding the following language:

Investment Practice Options	Principal Risk(s) Credit and Liquidity Risk

The right or obligation to receive or deliver
a security or cash payment depending on the
security's price or the performance of an index
or benchmark. Types of options used may include:
options on securities, options on a stock index, stock
index futures and options on stock index futures to
protect liquidity and portfolio value.

9. The "Portfolio Manager(s)" section in the combined and stand-alone prospectuses is supplemented by removing the biography of Daniel J. Kokoszka, CFA and replacing it with the following:

Marie Chandoha
Total Return Bond Fund since 2003
Ms. Chandoha joined WCM in 2002 as a portfolio manager. Ms. Chandoha began her investment career in 1983. Prior to joining WCM, Ms. Chandoha was a portfolio manager and co-head of the Fixed Income Fund Group at Montgomery Asset Management since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of global fixed-income and economics research at Credit Suisse First Boston, where she managed the global bond and economics research department. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a B.A. degree in Economics.

William Stevens
Total Return Bond Fund since 2003
Mr. Stevens joined WCM in 2002 as a portfolio manager. Mr. Stevens began his investment career in 1984. Prior to joining WCM, Mr. Stevens directed Montgomery Asset Management's Fixed-Income team since joining that firm in 1992. Mr. Stevens also served as Montgomery's president and chief investment officer. Prior to Montgomery, he was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a M.B.A. from the Harvard Business School and he is a Phi Beta Kappa graduate of Wesleyan University, where he received a B.A. degree in Economics.

10. The "Glossary" section is supplemented in both the combined and stand-alone prospectuses by adding the following term:

Mortgage-Backed Securities
 Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.